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                                                                 EXHIBIT 10.1

                       SECOND AMENDMENT TO THIRD AMENDED
                       ---------------------------------
                          AND RESTATED LOAN AGREEMENT
                          ---------------------------


     This Second Amendment to Third Amended and Restated Loan Agreement dated as of March 24, 2000, by and between Citizens Bank of Massachusetts (herein "BANK"), and the J. Jill Group, Inc., a Delaware corporation, formerly DM Management Company (herein "BORROWER").

                                 WITNESSETH:
                                 -----------

     WHEREAS, BANK and BORROWER are parties to that certain Loan Agreement made as of June 5, 1997 by and between BANK and BORROWER, as the same has been amended and restated from time to time most recently by a certain Third Amended and Restated Loan Agreement dated as of May 4, 1999, as amended by a certain First Amendment to Third Amended and Restated Loan Agreement (the "First Amendment") executed on February 14, 2000 (as so restated and amended, collectively, the "Loan Agreement");

     WHEREAS, BORROWER and the BANK wish to amend the Loan Agreement as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

     1. Section 11.12 of the LOAN AGREEMENT is hereby amended by deleting said section in its entirety and replacing it with the following:

               "11.12  The BORROWER will not at the end of any QUARTERLY
                PERIOD permit its ratio of current assets to current liabilities to be less than 1.50 to 1."

     2. Section 11.13 of the LOAN AGREEMENT is hereby amended by deleting the first sentence of said section and replacing it with the following:

               "11.13  The BORROWER will not, for any four (4) consecutive fiscal quarters, permit DEBT SERVICE COVERAGE to be less than
                1.50 to 1. Such covenant shall be calculated quarterly based upon the preceding 12 months of operations commencing with the twelve-month period ending March 25, 2000. Notwithstanding the foregoing, the calculation made as of each of March 25, 2000, June 24, 2000, September 23, 2000 and December 30, 2000
                shall be made without any deduction for UNFINANCED CAPITAL EXPENDITURES to the extent that capital expenditures during


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               such 12-month period do not exceed Twenty Million Dollars
               ($20,000,000)." Further, the calculation made as of each of March 31, 2001, June 30, 2001 and September 29, 2001 shall be made without any deduction for UNFINANCED CAPITAL EXPENDITURES made during fiscal year 2000 to the extent that capital expenditures during fiscal year 2000 do not exceed Twenty Million Dollars ($20,000,000).

     3. Section 11.15 is hereby added as a new section to the LOAN AGREEMENT. Said section shall provide as follows:

               "11.15 Without obtaining the BANK'S prior written consent, the
                BORROWER shall not permit capital expenditures for the 12-month period ending December 31, 2000 to exceed Twenty Million Dollars ($20,000,000)."

     4.    With respect to the First Amendment, the parties hereto agree that
           (i) the definition of DEBT SERVICE COVERAGE set forth in item numbered 1 of said First Amendment is hereby modified by adding immediately following the words "taxes paid in cash" in the seventh and eighth lines of said definition the words "net of tax refunds received" and (ii) the effective date of said First Amendment shall be February 14, 2000.

     This Amendment shall take effect as of the date first above written.

     Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

Witness:                          THE J. JILL GROUP, INC.

/s/ Lori B. Leeth                 By: /s/ Peter J. Tulp
----------------------------          ---------------------------------------
                                  Name: Peter J. Tulp
                                        -------------------------------------
                                  Title: Vice President Corporate Controller
                                         ------------------------------------

Witness:                          CITIZENS BANK OF MASSACHUSETTS

/s/ Maryalice Trotter             By: /s/ Lori B. Leeth, Senior Vice President
----------------------------          ----------------------------------------
                                      Lori B. Leeth, Senior Vice President


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